Rand Capital Corporation is a registered closed-end investment company investing in securities of businesses, which offer unique opportunities for growth. Since its formation in 1969, Rand Capital has provided venture capital to support the growth and development of businesses in varied industries, primarily in the Western New York and Upstate New York Region. Rand's portfolio is comprised of such investments, which include debt and/or equity holdings in primarily privately owned companies. Rand Capital is traded on The NASDAQ SmallCap Market tier under the symbol: RAND.

To Our Shareholders,

     As I enter my fifth year as President of Rand Capital, I am pleased that the long-term nature of our investments has been reflected in the appreciation of the Stock. It is a tribute to the support of our Directors and shareholders during the past four years.

     We continued to execute on the tenants of the Business Plan that we developed and was adopted by the Board of Directors in 1996. Our commitment to expense control was reflected in another reduction in expenses and a commitment to reduce them in the coming year. We also continued to increase our investment portfolio by investing $1.8 million in eleven companies.

     We believe that the upcoming year will be a watershed year for Rand. Our companies are just beginning to mature and demonstrate the promise that we anticipated when we made the investments. Almost all of our investments have strengthened their outlooks in 1999.

     We look forward to sharing these successes with you in the coming quarters and appreciate your continued support.

Sincerely,


Reginald B. Newman II
Chairman

Allen F. Grum
President

Portfolio of Investments December 31, 1999

American Tactile Corporation**
Medina, NY. Develops equipment and systems to produce
commercial signage.
www.americantactile.com
Type of Investment:
Convertible Debentures at 8% due June 2000 and April 2001 with detachable warrants
Year Acquired:          1995        Cost:  $    150,000
Percent Equity:         <1%         Value: $     50,000

ARIA Wireless Systems, Inc. (OTC:AWSI)* **
Buffalo, NY. Markets wireless radio transmission communication equipment. www.ariawireless.com
Type of Investment:
Common Stock - 488,000 shares
$105,840 Demand Notes at 15%
Year Acquired:          1997        Cost:  $     543,840
Percent Equity:         5%          Value: $     288,840

BioVector, Inc.**
Buffalo, NY. Medical technological sales force company.
Merged with MINRAD, Inc. December 1999.

BioWorks, Inc.
Geneva, NY.  Develops and manufactures biological alternative to chemical pesticides.
www.bioworksbiocontrol.com
Type of Investment:
Series A Convertible Preferred Stock - 32,000 shares
Year Acquired:          1995        Cost:  $     56,000
Percent Equity:         <1%         Value: $     56,000

Clearview Cable TV, Inc.
New Providence, NJ.  Wireless Cable television system operator.
Type of Investment:
Common Stock - 400 shares
Year Acquired:          1996        Cost:  $     55,541
Percent Equity:         5%          Value: $     55,541

Contract Staffing
Buffalo, NY. PEO providing human resource administration for small businesses. www.contract-staffing.com
Type of Investment:
Series A 8% Cumulative Preferred Stock - 10,000 Shares
Year Acquired:          1999        Cost:  $     100,000
Percent Equity:         10%         Value: $     100,000

DataView, LLC
Mt. Kisco, NY. Designs, develops and markets browser based software for investment professionals.
www.dataviewllc.com/marketgauge/
Type of Investment:
5% Membership Interest
Year Acquired:          1998        Cost:  $     310,357
Percent Equity:         5%          Value: $     343,357

Fertility Acoustics, Inc.
Buffalo, NY. Developer of proprietary methods to diagnose onset of ovulation. Type of Investment:
Common Stock - 600,000 shares. Option to purchase 180,000 shares
Year Acquired:          1997        Cost:  $      50,000
Percent Equity:         8%          Value: $     125,000

G-TEC Natural Gas Systems
Buffalo, NY. Manufactures and distributes systems that allow natural gas to be used as an alternative fuel to gases. www.gas-tec.com
Type of Investment:
42% Class A Membership Interest. 8% Cumulative Dividend
Year Acquired:          1999        Cost:  $     300,000
Percent Equity:         42%         Value: $     300,000

Hammertime Kitchen & Bath Works, Inc.**
Clarence, NY. Exclusive Sears licensed installer of kitchens and baths.
Type of Investment:
Convertible Preferred Stock - 1,000 Shares, Senior Subordinated Note at 12% due October 2000, Promissory Note at 15% due August 1999
Year Acquired:          1998        Cost:  $     300,000
Percent Equity:         13%         Value: $     300,000

HCI Systems
Kennebunk, ME. Facilities management software solution.
www.hcisystems.com.
Type of Investment:
Series B Preferred Stock - 67,000 Shares. 5% Cumulative Dividend.
Year Acquired:          1999        Cost:  $     100,500
Percent Equity:         <1%         Value: $     100,500

InfoMiners.com
Amherst, NY. Data warehousing and decision support software for healthcare industries.
www.infominers.com
Type of Investment:
Bridge loan at 10% due June 1999. 147,360 warrants for shares of stock.
Year Acquired:          1998        Cost:  $     420,000
Percent Equity:         <1%         Value: $     420,000

MemberWare Technologies, Inc.
Pittsford, NY. Internet company engaged in web related
consulting services.
www.memberware.com.
Type of Investment:
Promissory Note at Prime Rate +4.5% due September 2004.
Common Stock - 40,000 Shares. 34,000 warrants for shares of stock.
Year Acquired:          1999        Cost:  $     100,000
Percent Equity:         2%          Value: $     150,000

MINRAD, Inc.**
Buffalo, NY. Developer of laser guided surgical devices.
Merged with BioVector, Inc. December 1999.
Type of Investment:
595,507 Common Shares, 53,628 Preferred Shares.
Year Acquired:          1997        Cost:  $     874,030
Percent Equity:         10%         Value: $   1,111,000

Pathlight Technology, Inc.
Ithaca, NY. Develops SAN technology for computer industry.
www.pathlight.com
Type of Investment:
Class A Series Convertible Preferred Stock - 200,000 shares with 6% cumulative dividend. Preferred Class B - 117,187 shares, 67,578 warrants for shares of stock.
Year Acquired:          1997        Cost:  $     425,000
Percent Equity:         3%          Value: $     610,000

Platform Technology Holdings, LLC **
Charlottesville, VA. Provides sales support and management for unique device and diagnostic businesses.
Type of Investment:
Two units with option for two additional units
Year Acquired:          1997        Cost:  $       8,045
Percent Equity:         <1%         Value: $      60,000

UStec, Inc.
Victor, NY. Manufacturers and markets digital wiring systems for residential new home construction.
www.ustecnet.com
Type of Investment:
Promissory Note at 12% due December 2003 50,000 warrants for common stock.
Year Acquired:          1998        Cost:  $     100,000
Percent Equity:         <1%         Value: $     100,000

Vanguard Modular Building Systems
Philadelphia, PA. Leases and sells high-end modular space
solutions.
Type of Investment:
Preferred Units - 2,673 Units with Warrants
Year Acquired:          1999        Cost:  $     270,000
Percent Equity:         <1%         Value: $     270,000

Preferred Stock Portfolio* **
Merrill Lynch (MER-F), Motorola (MOT-A), Citicorp (CIH-A), Texaco (TXC-A) Type of Investment:
Merrill Lynch - 12,000 Shares, Motorola - 10,000 Shares,
Citicorp - 10,000 Shares, Texaco - 12,000 Shares
Year Acquired:          1999        Cost:  $   1,047,888
Percent Equity:         <1%         Value: $     879,000

Other                   971,395     160
Total portfolio investments         6,182,596    5,319,399
                        (Cost Basis)(Valuation)

*  Publicly-owned Company
** Indicates those companies which Rand has a Board Seat.

 Notes to Portfolio of Investments

(a) Unrestricted securities are freely marketable securities having readily available market quotations. All other securities are restricted securities which are subject to one or more restrictions on resale and are not freely marketable. At December 31, 1999, restricted securities represented 84% of the value of the investment portfolio. Deloitte & Touche, LLP has not examined the business descriptions of the portfolio companies.

(b) The Year Acquired line indicates the year in which the Corporation acquired its first investment in the company or a predecessor company.

(c) The equity percentages express the percent of outstanding voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation upon exercise of its warrants or conversion of debentures. The symbol "<1%" indicates that the Corporation holds equity interest of less than one percent.

(d) Under the valuation policy of the Corporation, unrestricted securities are valued at the average closing price for publicly held securities for the last three days of the month. Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

Changes in Investments at Cost and Realized Loss
Year Ended December 31,1999


                                                  Cost Increase (Decrease)      Realized Gain (Loss)
                                                  -----------------------       -------------------
New and Additions to Previous Investments:          $      155,840
Aria Wireless Systems, Inc.                                 35,030
Biovector, Inc.                                            100,000
Contract Staffing, Inc.                                    210,357
DataView, Inc.                                             145,000
Ellicottville Energy, Inc.                                 300,000
G-TEC Natural Gas Systems                                  100,000
Hammertime, Inc.                                           100,500
HCI Systems, Inc.                                          100,000
MemberWare Technologies, Inc.                              225,000
Pathlight Technologies, Inc.                               270,000
Vanguard Modular Building Systems, LLC                   1,047,888
Preferred Stocks (Merrill Lynch; Motorola;
Citicorp; Texaco)                                              100
                                                    --------------
Other                                                    2,789,715
                                                    --------------
Investments Sold/Exchanged:
Lightbridge, Inc.                                         (218,271)                  (42,625)
                                                    ----------------------------------------
                                                          (218,271)                  (42,625)
                                                    ----------------------------------------

Other Changes:

Debenture repayments and distributions                   (436,647)                        0
                                                    ----------------------------------------
Net Change in Investments at Cost                   $   2,134,797               $   (42,625)
and Realized Gain                                    ============                ==========

Statements of Financial Position
Years Ended December 31, 1999 and 1998

                                                                               1999               1998
                                                                               ----               ----
Assets
 Investments at Directors' valuation (identified cost:                      $5,319,399         $3,387,170
 1999 - $6,182,596; 1998 - $4,047,800) (Note 1)
 Cash and cash equivalents                                                   1,139,708          3,757,399
 Interest receivable (net of allowance of $13,167 in 1999                       83,524             65,616
 and $13,167 in 1998)
 Deferred tax asset (Note 2)                                                 1,071,880          1,071,880
 Other assets                                                                   34,436             23,973
                                                                            -----------------------------
         Total Assets                                                       $7,648,947         $8,306,038
                                                                             =========          =========
Liabilities and Stockholders' Equity (Net Assets)
     Liabilities
     Accounts payable and accrued expenses (Notes 4 and 5)                  $   44,174             67,306
     Income taxes payable                                                           30              1,700
                                                                             ----------------------------
         Total Liabilities                                                      44,204             69,006
                                                                             ----------------------------
Stockholders' Equity (Net Assets) (Note 3)
     Common stock, $.10 par - shares authorized 10,000,000;                    570,804            570,804
     issued and outstanding 5,708,034 shares in 1999 and 1998
     Capital in excess of par value                                          6,889,379          6,889,379
     Undistributed net investment (loss)                                    (1,955,808)        (1,568,711)
     Undistributed net realized gain on investments                          2,696,531          2,739,156
     Net unrealized (depreciation) on investments                             (596,163)          (393,596)
                                                                             ----------------------------
         Net assets (per share 1999 - $1.33; 1998 - $1.44)                   7,604,743          8,237,032
                                                                             ----------------------------
         Total Liabilities and Stockholders' Equity                         $7,648,947          8,306,038
                                                                             =========          =========

Statements of Operations
Years Ended December 31, 1999 and 1998


                                                                   1999               1998
                                                                   ----               ----
Investment Income:
Interest from portfolio companies                           $     152,548      $     327,592
Interest from other investments                                   153,988            156,920
Other income                                                       56,558            108,574
                                                             ------------       ------------
                                                                  363,094            593,086
                                                             ------------       ------------
Expenses:
Salaries                                                          334,463            341,886
Employee benefits                                                  60,189             45,460
Directors' fees                                                    33,500             37,500
Legal fees                                                         28,885             35,648
Professional fees                                                  27,740             17,953
 Shareholders and office                                          131,858             97,033
Insurance                                                          37,336             49,180
Corporate development                                              60,064             92,473
Other operating                                                    24,768             41,497
                                                             ------------       ------------
                                                                  738,803            758,630
                                                             ------------       ------------
Investment (loss) before income taxes                            (375,709)          (165,544)
Income tax provision (Note 2)                                      11,388             11,600
Deferred income tax (benefit) (Note 2)                                  -           (120,805)
                                                             ------------       ------------
Investment (loss) - net                                         (387,097)            (56,339)
                                                             -----------        ------------
Realized and unrealized gain (loss) on investments:
Net (loss) gain on sales and dispositions                        (42,625)           (316,559)
                                                             -----------        ------------
Net realized (loss)                                              (42,625)           (316,559)
                                                             -----------        ------------
Unrealized appreciation (depreciation) on investments:
Beginning of period                                             (660,630)         (1,006,665)
End of period                                                   (863,197)           (660,630)
                                                             -----------        ------------
(Change) in unrealized appreciation before income taxes         (202,567)            346,035
Deferred income tax (benefit) (Note 2)                                 -              77,325
                                                             -----------        ------------
Net increase (decrease) in unrealized appreciation              (202,567)            268,710
Net realized and unrealized (loss) on investments               (245,192)            (47,849)
                                                             -----------        ------------
Net (decrease) in net assets from operations                $   (632,289)      $    (104,188)
                                                             ===========        ============


See Notes to Financial Statements

Statements of Changes in Net Assets Years Ended
December 31, 1999 and 1998


                                                                                1999               1998
                                                                                ----               ----
Net assets at beginning of period (includes undistributed net
investment loss of $1,568,711 and $1,512,372 respectively)                 $  8,237,032       $  8,341,220
                                                                            -----------        -----------
Operations:
Net investment loss                                                            (387,097)           (56,339)
Net realized (loss) gain on investments                                         (42,625)          (316,559)
Net increase (decrease) in unrealized appreciation of investments              (202,567)           268,710
                                                                            -----------        -----------
Net (decrease) in net assets from operations                                   (632,289)          (104,188)
                                                                            -----------        -----------
Net assets at end of period (including undistributed net
investment loss of $1,955,808 and $1,568,711 respectively)                 $  7,604,743       $  8,237,032
                                                                            ===========        ===========


Notes to Financial Statements Years Ended December 31, 1999 and 1998

1.   Summary of Significant Accounting Policies

     The Corporation operates as a closed-end investment company registered under the Investment Company Act of 1940. It is a publicly held venture capital Corporation listed on the NASDAQ Small Cap Market under the symbol "RAND." The Corporation was founded in 1969 and is headquartered in Buffalo, New York. The Corporation's investment strategy is to provide expansion capital and investment, as well as investment banking and financial advisory services, to companies both inside and outside of the Western New York community.

     Investments are stated at fair value as determined in good faith by the Board of Directors, as described in the Notes to Schedule of Portfolio Investments on page 5. Certain investments have been determined by the Board of Directors in the absence of readily ascertainable fair values. The estimated valuations are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities, and these favorable or unfavorable differences could be material.

     Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains or losses reported in prior periods. The cost of securities that have, in the Directors' judgment, become worthless, are written off and reported as realized losses.

     Temporary cash investments having a maturity of three months or less when purchased are considered to be cash equivalents. Interest income generally is recorded on the accrual basis except where the investment is valued at less than cost to reflect risk of loss.

     In such cases, interest is recorded at the time of receipt. A reserve for possible losses on interest receivable is maintained when appropriate.

     Net assets per share are based on the number of shares of common stock outstanding during the respective year.


     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Income Taxes

     Deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted tax rate expected to be in effect when the taxes are actually paid or recovered.

     The net deferred tax assets are presented in the Statements of Financial Position as follows:

                                                1999             1998
                                                ----             ----
Deferred tax asset - current              $  1,071,880      $  1,143,920
Deferred tax liability - current                     0            72,040
                                           -----------       -----------
Deferred tax asset, net                   $  1,071,880      $  1,071,880
                                           ===========       ===========

     The tax effect of the major temporary difference and carryforwards that give rise to the Corporation's net deferred tax assets at December 31, 1999 and 1998 are as follows:

                                                1999             1998
                                                ----             ----
Operations                                $     (2,830)     $     (7,634)
Investments                                    319,135           244,235
Net operating loss carryforwards               863,475           835,279
Capital loss carryforwards                      60,750                 0
Subtotal                                     1,240,530         1,071,880
     Valuation Allowance                      (168,650)                0
Deferred tax asset, net                  $   1,071,880     $   1,071,880
                                             =========         =========

     The components of income tax expense (benefit) reported in the statements of operations are as follows:

                                               1999              1998
                                               ----              ----
Current:
     State                               $      11,388     $      11,600
                                          ------------      ------------
Deferred:
     (Benefit) on change in unrealized
        appreciation:
     Federal                                         0           (25,670)
                                          ------------      ------------
     State                                           0           (17,810)
                                          ------------      ------------
                                                     0           (43,480)
                                          ------------      ------------
Total                                    $      11,388     $     (31,880)
                                          ============      ============

     A reconciliation of the benefit for income taxes at the federal statutory rate to the benefit reported is as follows:

                                                       1999           1998
                                                       ----           ----
Net investment (loss) and realized (loss)
     before income taxes (benefit)              $    (620,901)   $   (136,068)
                                                 ============     ===========
Expected tax (benefit) at statutory rate             (211,106)        (34,513)
State - net of federal effect                         (14,343)         (4,099)
Other                                                  68,187           6,732
     Valuation Allowance                              168,650               0
                                                     --------     -----------
Total                                           $      11,388    $    (31,880)
                                                 ============     ===========

     Deferred income tax (benefit) of approximately $(319,000) and $(308,000) at December 31, 1999 and 1998, respectively, relate to net unrealized (depreciation) appreciation of investments. Such (depreciation) appreciation is not included in taxable income until realized.

     Included in deferred taxes on the accompanying statements of financial position is approximately $0 and $64,000 at December 31, 1999 and 1998, respectively, applicable to a gain being reported under the installment method for income tax purposes. This amount will be reduced in future periods as payments are received.

     At December 31, 1999, the Corporation had a federal and state net operating loss carry forward of approximately $2,160,000 and $2,090,000, respectively, which expire commencing in 2007.

     The Corporation believes it is more likely than not that a portion of the deferred tax assets will not be realized and, accordingly, a valuation has been provided. Management of the Corporation considers, among other things, its estimates of projected taxable income in making this assessment.

3. Stockholders' Equity

     At December 31, 1999 and 1998, there were 500,000 shares of $10 par value preferred stock authorized and unissued.

     Summary of change in capital accounts:

                                                               Undistributed      Net Unrealized
                                        Undistributed          Realized Gain       Appreciation
                                          Investment             (Loss) on        (Depreciation)
                                           Net Loss             Investments       on Investments
                                           --------             -----------       --------------
Balance, December 31, 1997            $    (1,512,372)      $    3,055,715        $    (662,306)
Net (decrease) in net assets
from operations                               (56,339)            (316,559)             268,710
                                        -------------        -------------         ------------
Balance, December 31, 1998            $    (1,568,711)      $    2,739,156        $    (393,596)
Net (decrease) in net assets
from operations                              (387,097)             (42,625)            (202,567)
                                        -------------        -------------         -------------
Balance, December 31, 1999            $    (1,955,808)      $    2,696,531        $    (596,163)
                                        =============        =============         =============

                                                                Common Stock
                                                                ------------

                                                                                     Capital in
                                                                                    Excess of Par
                                            Shares               Amount                 Value
                                            ------               ------                 -----
Balance, December 31, 1999            $     5,708,034       $      570,804        $   6,889,379
                                       ==============        =============         ============
     And December 31, 1998


4.   Commitments and Contingencies

     The Corporation has a deferred compensation agreement which includes health and dental benefits with a former officer of the Corporation and his spouse. Payments under this agreement were paid through September 30, 1999. Remaining payments projected to be paid to the surviving spouse have been fully accrued. Total accrued deferred compensation under this agreement at December 31, 1999 and 1998 was $32,438 and $59,270, respectively.

5.   Pension Expense

     The Corporation has a defined contribution 401(k) plan. The Plan provides a base contribution of 1% for eligible employees and also provides up to 5% matching contribution. Pension Plan expense was $18,317 and $17,492 in 1999 and 1998 respectively.

Schedules of Selected Per Share Data and Ratios Five Years Ended
December 31, 1999

     Selected data for each share of capital stock outstanding throughout the five most current years is as follows:

                                                          Year ended December 31,
                                                          -----------------------

                                  1999            1998             1997             1996            1995*
                                  ----            ----             ----             ----            ----
Investment income             $   0.06         $  0.10          $  0.08          $  0.04         $  0.09
Expenses                          0.13            0.13             0.14             0.18            0.23
                               ----------------------------------------------------------------------------
Investment (loss) before
income taxes                     (0.07)          (0.03)            (0.06)          (0.14)          (0.14)
(Benefit) for income taxes
(Note 2)                             -            0.02                 -           (0.05)          (0.05)
                               ----------------------------------------------------------------------------
Net investment (loss)            (0.07)          (0.01)            (0.06)          (0.09)          (0.09)
Net realized and unrealized
gain (loss) on investments       (0.04)          (0.01)            (0.01)          (0.59)          (0.89)
                               ----------------------------------------------------------------------------
Decrease in net asset value      (0.11)          (0.02)           (0.07)           (0.68)          (0.98)
Net asset value - beginning
of year                           1.44            1.46             1.53             2.21            3.19
                               ----------------------------------------------------------------------------
Net asset value - end of year     1.33          $ 1.44           $ 1.46          $  1.53         $  2.21
                               ============================================================================
Ratio of expense to average
net assets                        9.33%           9.15%            9.26%            9.75%           8.73%
Ratio of net investment
(loss) to average net assets     (4.74)%         (1.00)%          (3.62)%          (5.04)%         (3.48)%
Number of shares outstanding
at end of period             5,708,034       5,708,034        5,708,034        4,225,477       4,225,477


* Per share data presented has been restated from prior years to reflect the 25% stock distributions of the Corporation occurring in 1995.

Independent Auditors Report Deloitte & Touche LLP

To the Board of Directors and Stockholders
Rand Capital Corporation
Buffalo, New York

     We have audited the accompanying statements of financial position of Rand Capital Corporation (the "Corporation") as of December 31, 1999 and 1998, including the schedule of portfolio investments as of December 31, 1999, and the related statements of operations and changes in net assets for the years then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and the selected per share data and ratios are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. Our procedures included examination or confirmation of securities owned as of December 31, 1999, and 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Rand Capital Corporation as of December 31, 1999, and 1998 the results of its operations and changes in net assets for the years then ended and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

     As explained in Note 1, the financial statements include securities valued at $5,319,399 (70% of net assets) and $3,387,170 (41% of net assets), whose fair values have been estimated by the Board of Directors in the absence of readily ascertainable fair values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of fair value of such securities and have inspected underlying documentation.

     In our opinion, those procedures are reasonable, and the documentation is appropriate to determine the securities' estimated fair values. The estimated valuations, however, are not necessarily indicative of the amounts which may ultimately be realized as a result of future sales or other dispositions of securities, and these favorable or unfavorable differences could be material.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of changes in investments at cost and realized loss for the year ended December 31, 1999 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This schedule is the responsibility of the Corporation's management. Such schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.

s/Deloitte & Touche LLP

January 14, 2000
Buffalo, NY

Shareholder Information Years Ended December 31, 1999 and 1998

Transfer Agent

     For information on ownership, lost/missing shares or other information regarding Rand stock certificates please contact our transfer agent. If you need additional assistance please contact Rand Capital directly.

     Continental Stock Transfer & Trust Company
     2 Broadway
     New York, NY 10004
     Phone: 212-509-4000
     www.continentalstock.com

Shareholders

     The Corporation had an estimated total of 823 shareholders, which included approximately 182 record holders of its common stock, and an estimated 641 shareholders with shares held under beneficial ownership in nominee name or within clearinghouse positions of brokerage firms or banks.

Market Prices

     The common stock of Rand Capital is traded on The NASDAQ SmallCap Market tier of The NASDAQ Stock Market under the symbol: RAND. The following high and low selling prices for the shares during each quarter of the last two years were taken from quotations provided to the Corporation by the National Association of Securities Dealers, Inc.

Stock Selling Price Data

                         1999                          1998
                         ----                          ----
  Quarter         High           Low           High             Low
  -------         ----           ---           ----             ---
    1st          1 3/16          3/4          1 1/2             7/8
    2nd          3 1/8           7/8          1 3/8           1 1/16
    3rd          1 5/16          7/8          1 1/4           1 3/16
    4th          2 3/8           3/4          1 1/16            3/4

Notice of Annual Meeting

     The Annual Meeting of Shareholders of Rand Capital Corporation will be held on Thursday, April 13, 2000 at 10:00 am at the Rand Building, Room 502, 14 LaFayette Square, Buffalo, New York. All shareholders are encouraged to attend.

Directors
---------
Reginald  B.  Newman II      President, NOCO Energy  Corp.
Buffalo,  NY                 Chairman, Rand Capital Corp.

Allen F. Grum                President, Rand Capital Corp.
Buffalo, NY

Luiz F. Kahl                 President, The Vector Group, LLC
Buffalo, NY

Erland E. Kailbourne         Chief Executive Officer & President,
Buffalo, NY                  John R. Oishei Foundation

Ross B. Kenzie               Retired
Buffalo, NY

Willis S. McLeese            Chairman, Colmac Holdings Ltd.
Toronto, Canada

Jayne K. Rand                Vice President, M&T Bank
Buffalo, NY

Officers
--------
     Allen F. Grum                      President
     Daniel P. Penberthy                Treasurer/Secretary

Corporate Counsel
-----------------
     Hodgson, Russ, Andrews,Woods & Goodyear
     1800 One M&T Plaza
     Buffalo, NY 14203
     www.hodgsonruss.com

Independent Accountants
-----------------------
     Deloitte & Touche LLP
     KeyBank Tower
     50 Fountain Plaza, Suite 250
     Buffalo, NY 14202
     www.us.deloitte.com

Rand Capital Corporation
------------------------
     2200 Rand Building
     Buffalo, New York 14203
     Tel: 716-853-0802
     Fax: 716-854-8480
     www.randcap.com (spring 2000)
     Shareholder Information:   shareholders@randcap.com
     Email:    pgrum@randcap.com
               dpenberthy@randcap.com